{letterhead}



VIA EDGAR TRANMISSION                         November 13, 1998

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

     Re:  Nicholas II, Inc. (the "Fund")
	  SEC File No. 2-85030
          Pre-Effective Amendment No.___
          Post-Effective Amendment No. 15
	  Registration Statement on Form N-1A

To whom it may concern:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  15  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure

As  filed with the Securities and Exchange Commission on November__, 1998.

                                                 File No. 2-85030
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 15

                              and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 15


                       NICHOLAS II, INC.
       (Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin             53202
     (Address of Principal Executive Offices)          (Zip Code)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                       NICHOLAS II, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

                            Copy to:
                        Teresa M. Levy
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202

It is proposed that this filing will become effective:
_         immediately upon filing pursuant to paragraph (b)
_         on _______________  pursuant to paragraph (b)
_         60 days after filing pursuant to paragraph (a)(1)
X         on January 30, 1999 pursuant to paragraph (a)(1)
_         75 days after filing pursuant to paragraph(a)(2)
_         on _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
            This   post-effective  amendment  designates  a   new
     effective   date   for  a  previously  filed  post-effective
     amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On _____________, 1998, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended September 30, 1998.












                       NICHOLAS II, INC.




                           Form N-1A







                      PART A:  PROSPECTUS
                       NICHOLAS II, INC.

                           PROSPECTUS
                        JANUARY __, 1999




     Nicholas II, Inc. (the "Fund") is an open-end management investment company. The Fund's investment objective is long-term growth and income is a secondary consideration. To achieve its objective, the Fund will invest in a diversified list of common stocks that have growth potential.

     This Prospectus gives vital information about the Fund. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


                 NO-LOAD FUND - NO SALES CHARGE


                       Investment Adviser
                     NICHOLAS COMPANY, INC.


               Minimum Initial Investment - $500




                  AS WITH OTHER MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS ACCURATE OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.





                700 NORTH WATER STREET  SUITE 1010
                   MILWAUKEE, WISCONSIN 53202
                 (414) 272-6133  (800) 227-5987

                       TABLE OF CONTENTS
                                                             Page

AN OVERVIEW OF THE FUND.............................           __

FUND INVESTMENTS....................................           __

INVESTMENT RISKS....................................           __

FINANCIAL HIGHLIGHTS................................           __

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.........           __

PERFORMANCE DATA....................................           __


THE FUND'S INVESTMENT ADVISER.......................           __

PRICING OF FUND SHARES..............................           __

PURCHASE OF FUND SHARES.............................           __

REDEMPTION OF FUND SHARES...........................           __

EXCHANGE BETWEEN FUNDS..............................           __

TRANSFER OF FUND SHARES.............................           __


DIVIDENDS AND FEDERAL TAX STATUS....................           __

YEAR 2000...........................................           __

DIVIDEND REINVESTMENT PLAN..........................           __

SYSTEMATIC WITHDRAWAL PLAN..........................           __

INDIVIDUAL RETIREMENT ACCOUNTS......................           __

MASTER RETIREMENT PLAN..............................            __

FOR MORE INFORMATION ABOUT THE FUND.................      Back Cover

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated January 30, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by Nicholas II, Inc.

     This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas II, Inc. since the date hereof.

                        AN OVERVIEW OF THE FUND


         NICHOLAS II, INC. IS A NO-LOAD (NO SALES CHARGE) FUND.
             THE FUND IS MANAGED BY NICHOLAS COMPANY, INC.

GOALS

     The Fund seeks long-term capital growth, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

     To pursue the Fund's goal of long-term capital growth, the Fund primarily invests in common stocks of U.S. small- and medium- sized companies. The Fund believes a company's annual sales volume and the market capitalization are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $1.0 billion as "small," between $1.0 billion and $5.0 billion as "medium" and greater than $5.0 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations.

     The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund seeks companies that are well positioned to take advantage of emerging long-term social and economic trends, and have ample resources to sustain their growth. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. The Fund does not invest for income.

     It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund's total assets) and securities offered in private placements.

     For liquidity or flexibility, or as a defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade fixed income securities and repurchase agreements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page __.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time - days, months or years. In addition, the value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. At other times, there may be specific factors that may affect the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     In addition, because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund will be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile, in both "up" and "down" markets, than most of the popular stock averages.

     The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies. In addition, although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments by the Fund and certain investment techniques the Fund may use entail other risks, as described in further detail herein.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page ___.

WHO MAY WANT TO INVEST

     The Fund may be appropriate for investors who:

        * Have longer time horizons
        * Are not looking for current income
        * Are willing to accept higher short-term risk along with higher potential long-term returns
        * Want to diversify their portfolios
        * Are seeking a fund for the growth portion of an asset allocation portfolio
        * Are investing with long-term goals in mind, such as retirement or to fund a child's future education

    The Fund may NOT be appropriate if you:

        * Are investing with a shorter time horizon in mind
        * Are uncomfortable with an investment that will go up and down in value

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividend income and capital gain distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    The bar chart and table shown below indicate the risks of investing in the Fund, by showing the variability of the Fund's total return over time and by showing how the Fund's historical performance compares with alternative broad measures of market performance.

    The bar chart below shows changes in the Fund's annual total return from year-to-year over a ten-calendar year period.(1)

                         BAR CHART PLOT POINTS

 1989     1990     1991    1992     1993     1994    1995    1996    1997     1998
 ----     ----     ----    ----     ----     ----    ----    ----    ----     ----
17.66%   -6.21%   39.56%   9.38%   6.40%    1.03%   28.55%  19.38%  37.01%    ____%

________

(1) The Fund's fiscal year end is September 30. The Fund's year-to-date return (nine months) as of September 30, 1998 was (5.85)%.

      During the ten calendar year period shown in the above bar chart, the highest quarterly return was __% (for the quarter ended _________, 199_) and the lowest quarterly return was ___% (for the quarter ended _______, 199_).

     The table below shows how the Fund's average annual returns for the one, five and ten-calendar year periods ending on December 31, 1998 (the Fund's most recently completed calendar year), compare to the returns of the Russell 2000 Index and the Standard & Poor's 400r Composite Stock Price Index.

                        PAST ONE        PAST FIVE        PAST TEN
                    CALENDAR YEAR    CALENDAR YEARS   CALENDAR YEARS

THE FUND                 ____%            ____%           ____%
RUSSELL 2000             ____%            ____%           ____%
S&P 400                  ____%            ____%           ____%

     The Russell 2000 index is an unmanaged index that represents the average performance of a group of stocks of 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The S&P 400 index is a broad-based unmanaged composite index that represents the average performance of a group of 400 widely-held, publicly traded stocks.

     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP OR DOWN. FOR THE MOST CURRENT PRICE AND RETURN INFORMATION FOR THE FUND, YOU MAY CALL THE FUND AT 1-800-227-5987 (TOLL-FREE).

     You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" and the symbol "Nch II." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCTWX."



FEES AND EXPENSES OF THE FUNDFUND FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY. THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases..............     None
  Maximum Deferred Sales Charge (Load)..........................     None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends...     None
  Redemption Fees(1)............................................     None
  Exchange Fee(2)...............................................     None
  Maximum Account Fee...........................................     None

ANNUAL FUND OPERATING EXPENSES(3) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees...............................................    0.52%
  Distribution [and/or Service] (12b-1) Fees (4)................    None
  Other Expenses................................................    0.07%
  Total Annual Fund Operating Expenses..........................    0.59%
    __________

(1) A fee of up to $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended September 30, 1998.
   (4) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.


EXAMPLE:     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF
        INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL
        FUNDS.(1)

                                     One     Three      Five      Ten
                                     Year    Years     Years      Years
                                     ----    -----     -----      -----
THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:    $60     $189      $329      $738

YOU WOULD PAY THE FOLLOWING EXPENSES
IF YOU DID NOT REDEEM YOUR SHARES:   $60     $189      $329      $738

__________

(1) This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     For a further description of the fees paid to the Fund's adviser, The Nicholas Company, Inc., see "The Fund's Investment Adviser" on page
___.

PORTFOLIO MANAGEMENT

     Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996. He is a Chartered Financial Analyst.

                        FUND INVESTMENTS

     The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of small- and medium-sized companies located in the United States.

     The Fund believes a company's annual sales volume and market capitalization are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small........................        0 to $1.0 Billion
          Medium.......................   $1.0 Billion to $5.0 Billion
          Large........................        Over $5.0 Billion

     The Fund generally invests in common stocks of small- and medium-sized companies. To a lesser extent, the Fund may invest in companies with large capitalizations. The Fund believes the stocks of successful, well-run, small- and medium-sized companies have superior appreciation potential because their revenues and earnings often are growing more rapidly than those of larger companies. The Fund also believes small- to medium-sized companies often have the potential for more rapid, and greater, long-term growth because of newer and more innovative products. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for established companies with the potential for superior growth in sales and earnings. The Fund seeks companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including the following:

             * a company's strategic position in its industry;
             * sales and earnings growth;
             * product development;
             * quality of management;
             * overall business prospects; and
                a company's price to earnings ratio

               (including an analysis of such ratio in
               relation to the company's growth rate and industry trends.)

     The Fund does not invest for income. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in the securities of companies in any particular industry or group of industries. However, the Fund may not invest more than 5% of its total net assets in the securities of any one issuer, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one issuer.

     The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever the
Fund sees an appropriate opportunity.    Securities are not
purchased with a view toward rapid turnover or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer small or medium capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also will be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above at all times. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies
(up to 10% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risks securities and engage in other investment practices.

     For liquidity or flexibility, or as a defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade fixed income securities and repurchase agreements. In the event the Fund employs a defensive tactic in response to abnormal market or other conditions, and invests Fund assets in cash, investment grade fixed income securities or repurchase agreements, the Fund may not achieve its investment objective during the period in which the Fund maintains such defensive position.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.


                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time - days, months or years.

     MARKET RISK.   The value of the Fund's investments, and
therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear" markets. Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decline because of falls in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     PORTFOLIO-SPECIFIC RISK. Because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund will be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow
Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile, in both "up" and "down" markets, than most of the popular stock averages.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS
AND STRATEGIES. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended with the Securities and Exchange Commission). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements as a defensive measure. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

          Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

     INVESTMENT GRADE FIXED INCOME SECURITIES

           The Fund may temporarily invest in investment grade fixed income securities as a defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

          The fixed income securities described in the fourth category of these rating services possess speculative characteristics. Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities also will adversely impact the Fund's net asset value.

     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     INVESTMENTS IN OTHER MUTUAL FUNDS

          The Fund may invest generally up to 10% of its total assets in securities of other mutual funds.
     Investments in the securities of other mutual funds will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.


                      FINANCIAL HIGHLIGHTS

     THE FINANCIAL HIGHLIGHTS TABLE BELOW IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED [OR LOST] ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).
      THE FOLLOWING FINANCIAL HIGHLIGHTS OF THE FUND FOR THE FIVE YEARS ENDED SEPTEMBER 30, 1998, HAVE BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY WRITING OR CALLING THE FUND.

                                 Year Ended September 30
                               -------------------------
                               1998     1997     1996    1995    1994


                               ----     ----     ----    ----    ----
NET ASSET VALUE, BEGINNING
  OF YEAR                    $40.65    $33.34   $30.07  $26.71  $26.94
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income       .13         .08      .10     .24     .21
  Net gains or (losses) on
    securities (realized and
    unrealized)              (.69)      10.47     5.84    5.22    1.23

    Total from investment
     operations               (.56)     10.55     5.94    5.46    1.44

  LESS DISTRIBUTIONS:
  Dividends (from net
    investment income)        (.07)      (.08)    (.18)   (.21)   (.20)
  Distributions (from capital
    gains)                   (5.24)     (3.16)   (2.49)  (1.89)  (1.47)

    Total distributions      (5.31)     (3.24)   (2.67)  (2.10)  (1.67)

NET ASSET VALUE, END
  OF YEAR                   $34.78     $40.65   $33.34  $30.07  $26.71

TOTAL RETURN                 (1.66)     34.94%   21.35%  22.39%   5.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (millions)           $960.0     $994.4   $774.8  $682.2   $624.7
Ratio of expenses to average
  net assets                   .59%       .61%     .62%    .66%    .67%
Ratio of net investment income
  to average net assets        .32%       .23%     .29%    .68%    .72%
Portfolio turnover rate      20.47%     30.21%   24.47%  19.63%  17.38%

          MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     [TO BE UPDATED BY AMENDMENT.]

     Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks that represent good value based upon the criteria outlined below. It also is the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors. The Fund's primary objective is long-term capital appreciation. In an effort to achieve this objective, the Adviser purchases stocks for the Fund in small and medium size companies that represent good value in relation to their growth prospects.

     The Fund ended fiscal 1998 with a net asset value per share of $______, a total return of _____% (distributions reinvested), and approximately $______ million in total net assets.

     At September 30, 1998, the Fund's portfolio consisted of equity holdings in __ companies, representing __% of the Fund's total net assets. The other __% of the Fund's total net assets were invested in a convertible bond and short-term investments. The Fund's performance in fiscal 1998 was driven primarily by certain large individual holdings in _______-related companies. For example, in fiscal 1998, the market values of __________.

     In terms of overall portfolio mix, the Fund continues to have significant positions in ________ companies (____% of the Fund's total assets at September 30, 1998); _________ companies (____%); _____ companies (_____%); _________
companies (____%); and banks and finance (___%). During fiscal 1998, the Fund modestly decreased its relative percentage of net assets invested in ________ companies, and modestly increased its relative percentage of net assets invested in ________ companies, _________ companies, and _________ companies and ________ companies.

     The Fund will continue to look for, and hold, stock in well-managed, quality companies with attractive valuations. Furthermore, since many of the companies represented in the Fund's portfolio are small to mid-sized domestic businesses, international economics do not tend to affect their performance as much as it affects larger, multi-national companies.

     Set forth below are two line graphs showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years, and the most recently completed quarter ended December 31, 1998 of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in two different sets of peer group indices. The peer group in the first graph includes the Standard & Poor's 500r Composite Stock Price Index, the Russell 2000 Index and the NASDAQ OTC Composite Index. This peer group is consistent with the peer group used in the performance graph which appeared in the Fund's Prospectus, dated January 30, 1998. The peer group in the second graph includes the Standard & Poor's 400r Composite Stock Price Index and the Russell 2000 Index. The Fund intends to use the peer group indices in the second graph as its peer group indices in its performance graphs in Fund prospectuses in future years.
The Fund believes the returns of the S&P 400 and Russell 2000 indices are more representative of the performance of small- and medium- capitalized companies, which are the types of companies in which the Fund primarily invests. Therefore, the Fund believes the S&P 400 and Russell 2000 indices provide a more meaningful and representative basis of comparison for Fund investors.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      NICHOLAS II, INC., S&P 500 INDEX, RUSSELL 2000 INDEX
                 AND NASDAQ OTC COMPOSITE INDEX

          Nicholas   % Total   Russell % total   S&P 500   % Total   Nasdaq   % Total
          II Inc.    Return     2000   return              Return             Return
          -------    -------   ------- -------   -------   -------   ------   -------

09/30/88  10,000        -  %  10,000      -  %   10,000      -  %   10,000      -  %
09/30/89  11,988      19.88%  12,149    21.49%   13,273    32.73%   12,199    21.99%
09/30/90  10,053     -16.14%   8,850   -27.16%   12,028   - 9.38%    8,886   -27.16%
09/30/91  14,166      40.91%  12,840    45.90%   15,791    31.29%   13,590    52.94%
09/30/92  14,958       5.59%  13,989     8.95%   17,531    11.02%   15,045    10.71%
09/30/93  17,081      14.19%  18,625    33.14%   19,809    13.00%   19,676    30.78%
09/30/94  18,018       5.49%  19,124     2.68%   20,534     3.66%   19,716     0.20%
09/30/95  22,053      22.39%  23,591    23.36%   26,642    29.75%   26,914    36.51%
09/30/96  26,760      21.35%  26,688    13.13%   32,062    20.34%   31,644    17.57%
09/30/97  36,110      34.94%  35,546    33.19%   45,031    40.45%   43,476    37.39%
09/30/98  35,511     - 1.66%  28,785   -19.02%   49,105     9.05%   43,686     0.48%



10 Year Annual Return:
                      13.511%           11.152%            17.250             15.887

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         NICHOLAS II, INC., S&P 400 INDEX AND RUSSELL 2000 INDEX

                          % TOTAL   RUSSELL  % TOTAL     S&P     % TOTAL
       NICHOLAS II, INC.   RETURN    2000     RETURN     400      RETURN
       -----------------  -------   -------  -------     ---     -------
09/30/88   10,000            -  %   10,000      -  %    10,000        - %
09/30/89   11,988          19.88%   12,149    21.49%    13,727     37.27%
09/30/90   10,053         -16.14%    8,850   -27.16%    11,745    -14.44%
09/30/91   14,166          40.91%   12,840    45.09%    17,652     50.30%
09/30/92   14,958           5.59%   13,989     8.95%    19,848     12.44%
09/30/93   17,081          14.19%   18,625    33.14%    24,616     24.02%
09/30/94   18,018           5.49%   19,124     2.68%    25,012      1.61%
09/30/95   22,053          22.39%   23,591    23.36%    31,453     25.75%
09/30/96   26,760          21.35%   26,688    13.13%    35,856     14.00%
09/30/97   36,100          34.94%   35,546    33.19%    49,876     39.10%
09/30/98   35,511         - 1.66%   28,785   -19.02%    46,739    - 6.29%

10 Year Annual Return:
                           13.511%            11.152%              16.672%

          The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

               ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
             SEPTEMBER 30, 1998  SEPTEMBER 30, 1998  SEPTEMBER 30, 1998
             ------------------  ------------------  ------------------
Average Annual Total
Return........     (1.66)%            15.76%            13.51%

   Past performance is not predictive of future performance.

                      PERFORMANCE DATA

     The Fund may from time to time include its "total return" or "average annual total return" in advertisements or in information furnished to present or prospective shareholders. The "TOTAL RETURN" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "AVERAGE ANNUAL TOTAL RETURN" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and the "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance. For additional information regarding the calculation of this performance data, see the Statement of Additional Information.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's 500r Composite Stock Price Index, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies, Inc. and Value Line, Inc.


               THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's
Board of Directors.

     The Adviser also is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The Adviser acts as investment adviser to the following additional mutual funds:
Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1998, the Adviser had approximately $8 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser's annual fee:

              NET ASSET
          VALUE OF THE FUND         ANNUAL FEE CALCULATION
          -----------------         ----------------------
Up to and including $50,000,000    (0.75 of 1%) of the Average Net
                                      Asset Value of the Fund

    Over $50,000,000 and           (0.60 of 1%) of the Average Net
   including $100,000,000             Asset Value of the Fund

 In excess of $100,000,000         (0.50 of 1%) of the Average Net
                                      Asset Value of the Fund


     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Included as "operating expenses" are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest, i.e., most restrictive, percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage.

     Albert O. Nicholas is President and a Director of both the Fund and the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

     Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David Nicholas is Senior Vice President of the Adviser, and has been employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas Limited Edition, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996. He is a Chartered Financial Analyst.
              PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the NET ASSET VALUE per share of the Fund. The NET ASSET VALUE of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.

     Securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Other securities will be valued at the current bid price. Any securities for which there are no readily available market quotations will be valued at fair value, as determined in good faith by the Fund's Board of Directors. Brokerage commissions will be excluded in calculating values. All assets other than securities will be valued at their then current fair value using methods determined in good faith by the Fund's Board of Directors.


                        PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.......     $500
INVESTMENTS         To Add To An Account.....     $100
     $              Minimum Balance..........     $500
  [ICON]
                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50.  Due to
                    fixed expenses incurred by the Fund in
                    maintaining individual accounts, the Fund
                    reserves the right to redeem accounts that
                    fall below the $500 minimum investment
                    required due to shareholder redemption (but
                    not solely due to a decrease in net asset
                    value of the Fund).  In order to exercise
                    this right, the Fund will give advance
                    written notice of at least 30 days to the
                    accounts below such minimum.
APPLICATION
INFORMATION              You may apply to purchase shares of
  [ICON]            the Fund by submitting an application to
                    Nicholas II, Inc., c/o Firstar Mutual Funds
                    Services, LLC ("Firstar"), P.0. Box 2944,
                    Milwaukee, Wisconsin 53201-2944.  See the
                    back cover page of this Prospectus for
                    information on how to contact the Fund.  The
                    Fund also has available an Automatic
                    Investment Plan for shareholders.   Anyone
                    interested should contact the Fund for
                    additional information.

                         When you make a purchase, your purchase
                    price per share will be the net asset value
                    (NAV) per share next determined after the time the Fund receives and accepts your application. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received and accepted by the close of trading on the("NYSE") on that day (usually 4:00 p.m., New York time).

                    *    Applications to  purchase Fund shares
                         received and accepted on a day the NYSE
                         is open for trading, prior to the close
                         of trading on that day, will be based on the NAV as of the close of trading on that day.

                    * Applications to purchase Fund shares received and accepted after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                         Purchase of shares will be made in full
                    and fractional shares computed to three
                    decimal places.

                         You should be aware that DEPOSIT in the
                    U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX ADDRESS. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

                         All applications to purchase Fund shares
                    are subject to acceptance or rejection by the Fund and are not binding until accepted. Your application must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. The Fund will not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.




 WIRE PAYMENTS
   [ICON]                You also may purchase Fund shares via
                    the Federal Reserve wire system. Please call Firstar (414-276-0535 or 800-227-5987) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:    Firstar Bank Milwaukee, N.A.
                               ABA 075000022

                   Credit:     Firstar Mutual Funds Services, LLC
                               Account 112-952-137

                    Further
                    Credit:    Nicholas II, Inc.
                               (shareholder account number)
                               (shareholder registration)



                                The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

CERTIFICATES
  [ICON]                 Certificates representing Fund shares
                    purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. Where certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.


THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES
 PURCHASES          --------------------------------------------------------
  [ICON]
                    Shares of the Fund may be purchased through certain broker-dealers, financial institutions or other service providers
                    ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record.
                    Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.
                    An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the of Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.



                           REDEMPTION OF FUND SHARES

 REDEMPTION
  PRICE                   You may redeem Fund shares in whole
    $               or in part by any of the methods
 [ICON]             described below.  All redemptions will be
                    processed immediately upon  receipt.  The
                    redemption   price   will   be   the
                    Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form as described below, or pursuant to proper telephone instructions as described below.

                    *    Requests for redemption of Fund shares
                         received and accepted on a day the NYSE
                         is open for trading, prior to the close
                         of trading on that day, will be based on the NAV as of the close of trading on that day.

                    *    Requests for redemption of Fund shares
                         received and accepted after the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the next day the NYSE is open.

                         The redemption price will depend on the
                    market value of the investments in the
                    Fund's portfolio at the time the NAV is
                    calculated in processing the redemption and
                    may be more or less than the cost of shares
                    redeemed.   Written confirmations are issued
                    for all redemptions of Fund shares.

                    REDEMPTION REQUESTS THAT CONTAIN
                    RESTRICTIONS AS TO THE TIME OR DATE
                    REDEMPTIONS ARE TO BE EFFECTED WILL BE
                    RETURNED AND WILL NOT BE PROCESSED.

 WRITTEN                 If you redeem in writing, you must ensure
REDEMPTIONS         that the redemption request is signed
 [ICON]             by each shareholder in the exact manner as
                    the Fund account is registered and includes the amount of redemption and the shareholder account number.

                    * WHEN SHARES ARE REPRESENTED BY CERTIFICATES, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O.
                         Box 2944, Milwaukee, Wisconsin
                         53201-2944, the certificate(s) for the
                         full shares to be redeemed.  The
                         certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                    *    IF CERTIFICATES HAVE NOT BEEN ISSUED,
                         you may redeem by delivering an original signed written request for redemption addressed to Nicholas II, Inc., c/o Firstar Mutual
                         Funds Services, LLC, P.O. Box 2944,
                         Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors
                         Act), or general partners, the written
                         request must be signed exactly as the
                         account is registered.  If the account
                         is owned jointly, all owners must sign.

                      FACSIMILE TRANSMISSION OF REDEMPTION
                          REQUESTS IS NOT ACCEPTABLE.

                         The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                         IF THERE IS DOUBT AS TO WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES IN WRITING, PLEASE
                    WRITE OR CALL FIRSTAR 272-0535 OR 800-544-
                    6547), PRIOR TO SUBMITTING A WRITTEN
                    REDEMPTION REQUEST.  A WRITTEN REDEMPTION
                    REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL
                    DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM
                    BY FIRSTAR.


                                Shareholders who have an
                    individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.


                         You should be aware that DEPOSIT in the
                    mail or with other independent delivery
                    services or receipt at Firstar's Post Office
                    Box of redemption REQUESTS DOES NOT
                    constitute receipt by Firstar or the Fund.
                    DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

 TELEPHONE               Telephone redemption is automatically
REDEMPTIONS         extended to all accounts in the Fund unless
  [ICON]            this privilege is declined in writing.  This
                    option does not apply to IRA accounts and master retirement plans for which Firstar acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                         Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                         The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

  EFFECT OF
 REDEMPTION               For federal income tax purposes, a
   [ICON]           redemption generally is treated as
                    a sale of the shares being redeemed,
                    with the shareholder recognizing
                    capital gain or loss equal to the
                    difference between the redemption price and the shareholder's cost for the shares being redeemed.

                          The Fund ordinarily will make payment
                    for redeemed shares within seven days
                    after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                          You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar a wire redemption fee of up to
                    $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

  SIGNATURE               A signature guarantee of each owner
 GUARANTEES         is required to redeem shares in the following
  [ICON]            situations, for all size transactions:

                    *     if you change the ownership on your account;

                    * upon redemption of shares when certificates have been issued for your account;

                    * when you want the redemption proceeds sent to a different address than is registered on the account;

                    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s);

                    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; and (vi) if a change of address request has been received by the Fund or Firstar Trust Company within 15 days of a redemption request.

                          In addition, signature guarantees
                    will be required for all redemptions of
                    $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS         As with the purchase of Fund shares, shares of the Fund
 [ICON]             may be sold through certain broker-dealers,
                    financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                    EXCHANGE BETWEEN FUNDS
 GENERAL You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc.
                    serves as the investment adviser.



                          Nicholas Company, Inc. also is
                    adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                          a secondary consideration         $4,953,318,383

Nicholas Limited       Long-term growth; Income as a
Edition, Inc.(1)           secondary consideration          $  313,538,915

Nicholas Equity        Reasonable income with moderate
Income Fund, Inc       long-term growth as a secondary
                       Consideration                        $   25,280,201

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  248,338,012

Nicholas Money     High level of current income as
Market Fund, Inc.  as is consistent with preserving
                   capital and liquidity                    $  167,303,067
                   ____________

                       (1) Shareholders are reminded, however,
                       that Nicholas Limited Edition, Inc. is
                       restricted    in    size   to   ten
                       million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                           If you choose to exercise
                    the exchange privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e. reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period.

                         Shareholders interested in exercising the
                    exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc.

                                        An exchange constitutes a
                    sale for federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the funds involving master retirement (Keogh) plan and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders; however, procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.

 EXCHANGE                You may exchange shares of  the Fund for
   BY               shares of other available Nicholas mutual funds
  MAIL              directly through Nicholas Company, Inc.
 [ICON]             without cost by written  request.  If you are
                    interested in exercising the exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc.
                    Signatures required are the same as previously explained under "Redemption of Fund Shares."

 EXCHANGE                You may exchange by telephone among
    BY              all funds for which the Nicholas Company, Inc.
 TELEPHONE          serves as investment adviser. Only exchanges of
  [ICON]            $500 or more may be executed using the telephone
                    exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts.
                    Four telephone exchanges per account during any twelve month period will be allowed.

                         Procedures for exchanging  Fund shares by
                    telephone may be modified or terminated at any
                    time   by   the   Fund   or   Firstar.
                    Neither the  Fund  nor  Firstar   will be
                    responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                        TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.


                 DIVIDENDS AND FEDERAL TAX STATUS

   The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will distribute annually to its shareholders substantially all of its net investment income and net capital gains (after utilization of any available capital loss carryovers).

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gain distributed by the Fund will retain the character that it had at the Fund level. The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months. Subsequent legislation has reduced the 18 month holding period to 12 months for all sales on or after January 1, 1998. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of shares the Fund may have undistributed income or capital gains included in the computation of the net asset value per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

   Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to backup withholding.

   The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the application of federal, state and local taxes to an investment in the Fund.

                 YEAR 2000 ISSUES

   The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

   The Fund has focused on the "Year 2000" computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

           DIVIDEND REINVESTMENT PLAN

   Unless you elect to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. You may elect to accept cash may be made in an application to purchase shares, by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment.

   You may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.

            SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar Trust Company reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar Trust Company upon written notice mailed to the shareholders. Please contact the Nicholas Company for copies of the Plan documents.

        INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers a prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRAs by the Fund is deferred until distribution from the IRA.

    The Taxpayer Relief Act of 1997 has created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

    The Taxpayer Relief Act of 1997 also has created the new education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $52,000, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.

              MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan (formerly called a "Keogh" Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.




                            PROSPECTUS

                         January 30, 1999

                        NICHOLAS II, INC.



               FOR MORE INFORMATION ABOUT THE FUND:

    The Fund's Statement of Additional Information ("SAI"), dated January 30, 1999, contains more detailed information on all aspects of Nicholas II, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual Report to Shareholders.

    To request a free copy of the current annual/semi-annual report or SAI, or to make shareholder inquiries, please write or call: Nicholas II, Inc. 700 North Water Street, Milwaukee, Wisconsin 53201, (800) 227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

    In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov.
For a fee, copies of such information may be obtained by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6000.



                        Investment Adviser
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                   414-272-6133 or 800-227-5987



Custodian and Transfer Agent
   FIRSTAR TRUST COMPANY
  Milwaukee, Wisconsin

Independent Public Accountants
   ARTHUR ANDERSEN LLP
  Milwaukee, Wisconsin

       Counsel
MICHAEL BEST & FRIEDRICH LLP
  Milwaukee, Wisconsin

414-276-0535 or 800-544-6547



NICHOLAS II, INC.
700 NORTH WATER STREET  SUITE 1010
MILWAUKEE, WISCONSIN 53202

                          INVESTMENT COMPANY ACT FILE NO. 2-85030











                       Nicholas II, Inc.




                           Form N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION
                       NICHOLAS II, INC.




              STATEMENT OF ADDITIONAL INFORMATION




               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas II, Inc. (the "Fund"), dated January 30, 1999. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended September 30, 1998, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.






                 NO LOAD FUND - NO SALES CHARGE



                       Investment Adviser



                     NICHOLAS COMPANY, INC.











                        January 30, 1999

                       TABLE OF CONTENTS

                                                             Page

INTRODUCTION..............................................      _

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.      _

INVESTMENT RESTRICTIONS...................................      _

INVESTMENT RISKS..........................................      _

THE FUND'S INVESTMENT ADVISER.............................      _

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
  AND PORTFOLIO MANAGER OF THE FUND.......................      _

PRINCIPAL SHAREHOLDERS....................................      _

PRICING OF FUND SHARES....................................      _

PURCHASE OF FUND SHARES...................................      _

REDEMPTION OF FUND SHARES.................................      _

EXCHANGE BETWEEN FUNDS....................................      _

TRANSFER OF FUND SHARES...................................      _


DIVIDENDS AND FEDERAL TAX STATUS..........................      _

DIVIDEND REINVESTMENT PLAN................................      _

SYSTEMATIC WITHDRAWAL PLAN................................      _

INDIVIDUAL RETIREMENT ACCOUNTS............................      _

MASTER RETIREMENT PLAN....................................      _

BROKERAGE.................................................      _

PERFORMANCE DATA..........................................      _

CAPITAL STRUCTURE.........................................      _

STOCK CERTIFICATES........................................      _

ANNUAL MEETING............................................      _

SHAREHOLDER REPORTS.......................................      _

YEAR 2000 ISSUES..........................................      _

CUSTODIAN AND TRANSFER AGENT..............................      _

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.................      _

FINANCIAL INFORMATION.....................................      _

                      INTRODUCTION

     Nicholas II, Inc. ("Fund") was incorporated under the laws of Maryland on June 28, 1983. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an open-end investment company, it obtains its assets by continuously selling shares of its Common Stock, $0.01 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. ("Adviser").

      INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

     The primary investment objective of the Fund is long-term growth, and securities are selected for its portfolio on that basis. Current income will be a secondary factor in considering the selection of investments. There are market risks inherent in any investment and there can be no assurance the objective of the Fund will be realized, nor can there be any assurance against possible loss in the value of the Fund's portfolio.

     It is the policy of the Fund to invest in securities which are believed by both the Adviser and the Board of Directors of the Fund to offer possibilities for increase in value, which for the most part are common stocks of companies the Adviser considers to have favorable long-term prospects. Since the major portion of the Fund's portfolio consists of common stocks, its net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities.

     The Fund's investment philosophy is basically a long-term growth philosophy, inherent in which is the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. While small and medium size companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy in general, they also may have the potential for more rapid, and greater, long-term growth because of newer and more innovative products. The Adviser believes a company's annual sales volume and the market capitalization of a company are the factors most illustrative of a company's size and are factors commonly used by investors in determining size. In terms of market capitalization, the following standard is used by the Adviser in distinguishing company size and are considered reasonable:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small........................        0 to $1.0 Billion
          Medium.......................   $1.0 Billion to $5.0 Billion
          Large........................        Over $5.0 Billion


     In seeking capital appreciation, the Fund will often purchase common stocks of small- and medium-sized companies which often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow
Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile, in both "up" and "down" markets, than most of the popular stock averages.

     Securities of unseasoned companies, where the risks are considerably greater than with securities of more established companies, also may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of capital appreciation. However, the Fund is limited to 5% in the percentage of total Fund assets which may be invested in the securities of unseasoned companies (i.e., companies which have a record of less than three years' continuous operation.)

     Debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts, may be acquired from time to time when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs") as defined in Section 270.2a-7 of the Code of Federal Regulations, or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy will not preclude the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     It is anticipated the major portion of the portfolio will be invested in common stocks at all times. However, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in any type of security. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund reserves freedom to temporarily invest its assets in investment grade fixed income securities as a defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy will not preclude the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase. The fixed income securities described in the fourth category of these rating services possess speculative characteristics. Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities will adversely impact the Fund's net asset value.

     Securities are not purchased with a view to rapid turnover or to obtain short-term trading profits.
Short-term trading profits are defined as profits on assets held less than twelve months. The term "portfolio turnover rate" refers to the percentage determined by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities during the year by the average of the value of the portfolio securities owned by the Fund during the year. "Portfolio turnover rate" excludes investments in securities with less than one year to maturity at the time of purchase.

     The Fund has reserved the right to invest in repurchase agreements as a defensive measure. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price. The prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. While the obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government, thereby creating the risk that the seller may fail to repurchase the security.

     Repurchase agreements may be construed to be
collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.
1    The Fund also may invest in securities which are issued
in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Such securities are not registered for purchase and sale by the public under the Securities Act. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio. The Fund is limited in its investments in Section 4(2) and Rule 144A debt securities by the investment restriction set forth in 1(c) under "Investment Restrictions" below.

     The Fund may invest generally up to 10% of its total assets in securities of other investment companies.
Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

              INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a)  the purchase of a portion of an
               issue of publicly distributed debt
               securities;

                    (b)  investment in repurchase agreements
               in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                    (c)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund;

               provided, however, that the total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2.   The Fund will not purchase or sell real
          estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

          3.   The Fund may make temporary bank borrowings
          (not in excess of 5% of the lower of cost or market value of the Fund's total net assets).

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (not including
          U.S. Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any particular one industry or group of industries.

          8.   The Fund will not acquire or retain any
          security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

     In addition to the foregoing restrictions, the Fund has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval. Any such change would be made only upon advance notice to shareholders in the form of an amended Statement of Additional Information filed with the Securities and Exchange Commission.

          1. The Fund will not invest more than 5% of its total net assets in equity securities which are not readily marketable and in securities of unseasoned companies (i.e., companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business).

          2. The Fund will not invest in interests in oil, gas or other mineral exploration programs, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral activities.

          3. The Fund will not invest in puts, calls, straddles, spreads or any combination thereof.

          4.   Securities of other open-end investment
          companies will not be purchased.

          5. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

                        INVESTMENT RISKS

     This section contains a summary description of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time - days, months or years.

     MARKET RISK.   The value of the Fund's investments, and
     -----------
therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear" markets. Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decline because of falls in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

     PORTFOLIO-SPECIFIC RISK.  Because the Fund will invest
     -----------------------
most of its assets in the securities of small- and medium-sized companies, the Fund will be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow
Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been more volatile, in both "up" and "down" markets, than most of the popular stock averages.

     SELECTION RISK.  The Fund also is subject to selection
     --------------
risk, which is the risk that the stocks the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS
     ----------------------------------------------------
AND STRATEGIES.  Although the Fund generally will invest in
---------------
the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

    LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
                    PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase and sale by the public under the Securities Act of 1933, as amended with the Securities and Exchange Commission). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

     REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements as a defensive measure. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

          Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

     INVESTMENT GRADE FIXED INCOME SECURITIES

           The Fund may temporarily invest in investment grade fixed income securities as a defensive measure when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

          The fixed income securities described in the fourth category of these rating services possess speculative characteristics. Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of high yielding, high risk securities also will adversely impact the Fund's net asset value.

     BORROWINGS

          The use of borrowings can increase the Fund's exposure to market risk. If the fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

     INVESTMENTS IN OTHER MUTUAL FUNDS

          The Fund may invest generally up to 10% of its total assets in securities of other mutual funds.
     Investments in the securities of other mutual funds will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

              THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to approximately 25 institutions and individuals with substantial investment portfolios, and to five other mutual funds, which are sold without sales charge. The other funds for which the Adviser serves as investment adviser are Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets as set forth below.


                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                          a secondary consideration         $4,953,318,383

Nicholas Limited       Long-term growth; Income as a
Edition, Inc.(1)           secondary consideration          $  313,538,915

Nicholas Equity        Reasonable income with moderate
Income Fund, Inc       long-term growth as a secondary
                       Consideration                        $   25,280,201

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  248,338,012

Nicholas Money     High level of current income as
Market Fund, Inc.  as is consistent with preserving
                   capital and liquidity                    $  167,303,067

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

              NET ASSET
          VALUE OF THE FUND         ANNUAL FEE CALCULATION
          -----------------         ----------------------
Up to and including $50,000,000    (0.75 of 1%) of the Average Net
                                      Asset Value of the Fund

    Over $50,000,000 and           (0.60 of 1%) of the Average Net
   including $100,000,000             Asset Value of the Fund

 In excess of $100,000,000         (0.50 of 1%) of the Average Net
                                      Asset Value of the Fund


     For the fiscal year ended September 30, 1998, total net assets of the Fund were $960,054,860. The Fund paid the Adviser a fee for the fiscal year ended September 30, 1998 totaling $5,548,861.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities, and fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund. The Fund pays all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Also included as "operating expenses" which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     The Adviser has undertaken to reimburse the Fund to the extent the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses exceed the lowest, i.e., most restrictive, percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall, on a monthly basis, reimburse the Fund by offsetting against its monthly fee all expenses in excess of these amounts as pro rated on an annual basis. During the fiscal years ended September 30, 1998, September 30, 1997, and September 30, 1996, the Fund paid the Adviser an aggregate of $5,548,861, $4,371,278 and $3,830,524, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act cast in person at a meeting called for the purpose of voting for such approval.

     The Investment Advisory Agreement with the Adviser provides for payment by the Fund of fees for attendance at meetings of the Fund's Board of Directors to directors who are not interested persons of the Fund. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation of the Fund's annual expenses. During the fiscal year ended September 30, 1998, a total of $13,500 was paid in fees to the Fund's non-interested directors, including reimbursed out-of-pocket travel expenses.

     Albert O. Nicholas is President and a Director of the Fund, and Chairman and Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Advisor. Lynn S. Nicholas is a Senior Vice President of the Fund and of the Adviser. David Nicholas is the son of Albert O. Nicholas, and Lynn S. Nicholas is a daughter of Albert O. Nicholas. Jeffrey T. May, Senior Vice President and Treasurer of the Fund, also is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak, Vice President of the Fund, is also an employee of the Adviser. Mark J. Giese, a Vice President of the Fund, also is a Vice President of the Adviser. Kathleen A. Evans, Assistant Vice President of the Fund, is also a Vice President of the Adviser. Tracy C. Eberlein, an Assistant Vice President of the Fund, also is an employee of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.
Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is the only other Director of the Adviser. Mr. Nicholas, a brother of Albert O. Nicholas, is a private investor.


           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1998:

  Name, Age and          Positions         Principal Occupations
  Address                Held              During Past
                         with Fund         Five Years
  -------------------    -------------     -------------------------
* Albert O. Nicholas,    President and     Chairman and Chief Executive
  67                     Director          Officer, Nicholas Company
  700 N. Water Street                      Inc since April 1998.
  Milwaukee, WI  53202                     Director of Nicholas Company
                                           Inc. since 1967, and President
                                           of Nicholas Company, Inc. From 1967
                                           to 1998.  He has  been
                                           Portfolio Manager (or Co-
                                           Portfolio   Manager,   in
                                           the   case   of  Nicholas
                                           Fund,     Inc.,     since
                                           November  1996) for,  and
                                           primarily     responsible
                                           for     the    day-to-day
                                           management    of,     the
                                           portfolios  of   Nicholas
                                           Fund,    Inc.,   Nicholas
                                           Income    Fund,     Inc.,
                                           Nicholas   Money   Market
                                           Fund,  Inc. and  Nicholas
                                           Equity Income Fund,  Inc.
                                           since     the    Nicholas
                                           Company, Inc. has  served
                                           as   investment   adviser
                                           for  such funds.  He also
                                           was   Portfolio   Manager
                                           for    the    Fund    and
                                           Nicholas          Limited
                                           Edition,  Inc.  from  the
                                           date  of each such fund's
                                           inception   until   March
                                           1993.   He is a Chartered
                                           Financial Analyst.
  Melvin L. Schultz, 65  Director          Director  and  Management
  10625 W. North Ave.                      Consultant,  Professional
  Wauwatosa, WI  53226                     Management  of Milwaukee,
                                           Inc.       He      offers
                                           financial    advice    to
                                           members  of  the  medical
                                           and   dental  professions
                                           and    is   a   Certified
                                           Professional     Business
                                           Consultant.
  Richard Seaman, 73     Director          Management    Consultant,
  5270 N. Maple Lane                       on  an independent basis,
  Nashotah, WI  53058                      primarily  in  the  areas
                                           of  mergers, acquisitions
                                           and strategic planning.
  Robert H. Bock, 66     Director          Professor   of   Business
  3132 Waucheeta Trail                     Strategy,   Ethics    and
  Madison, WI  53711                       Venture          Capital,
                                           University  of  Wisconsin
                                           School    of    Business,
                                           since 1965. From 1972  to
                                           1984, he was Dean of  the
                                           School of Business.
  David L. Johnson, 56   Executive Vice    Executive            Vice
  700 N. Water Street    President         President,       Nicholas
  Milwaukee, WI  53202                     Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  1980.   He  is   a
                                           Chartered       Financial
                                           Analyst.
  Thomas J. Saeger, 54   Executive Vice    Executive  Vice President
  700 N. Water Street    President and     and  Assistant Secretary,
  Milwaukee, WI  53202   Secretary         Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since 1969.   He
                                           is   a  Certified  Public
                                           Accountant.

  David O. Nicholas, 37  Senior Vice       President   and     Chief
  700 N. Water Street    President and     Investment   Officer   of
  Milwaukee, WI  53202   Portfolio Manager Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           since April 1998. Director
                                           of  the    Advisor  since
                                           December            1997,
                                           and   employed   by   the
                                           Adviser   since  December
                                           1985.    He   has    been
                                           Portfolio  Manager   for,
                                           and             primarily
                                           responsible for the  day-
                                           to-day   management   of,
                                           the     portfolios     of
                                           Nicholas  II,  Inc.   and
                                           Nicholas          Limited
                                           Edition,    Inc.    since
                                           March 1993.  He also  has
                                           been         Co-Portfolio
                                           Manager    of    Nicholas
                                           Fund,      Inc.     since
                                           November 1996.   He  also
                                           is  a Chartered Financial
                                           Analyst.
  Lynn S. Nicholas, 42   Senior Vice       Senior   Vice  President,
  700 N. Water Street    President         Nicholas  Company,  Inc.,
  Milwaukee, WI  53202                     the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since  September
                                           1983.     She    is     a
                                           Chartered       Financial
                                           Analyst.
  Jeffrey T. May, 42     Senior Vice       Senior   Vice   President
  700 N. Water Street    President and     and  Treasurer,  Nicholas
  Milwaukee, WI  53202   Treasurer         Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  July 1987.  He  is
                                           a     Certified    Public
                                           Accountant.
  Candace L. Lesak, 41   Vice President    Employee,        Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser   to  the   Fund,
                                           since    February   1983.
                                           She    is   a   Certified
                                           Financial Planner.


  Kathleen A. Evans, 50  Assistant Vice    Vice  President, Nicholas
  700 N. Water Street    President         Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since March 1985.

  Mark J. Giese, 28    Vice President      Vice President,  Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI 53202                      Adviser   to  the   Fund,
                                           and emplyed by the advisor
                                           since   July  1994.    He
                                           graduated    from     the
                                           University  of  Wisconsin
                                           -  Madison with a Masters
                                           of   Science  degree   in
                                           Finance  in May of  1994.
                                           He  is a Certified Public
                                           Accountant     and      a
                                           Chartered       Financial
                                           Analyst.
  Tracy C. Eberlein, 38  Assistant Vice    Employee,        Nicholas
  700 N. Water Street    President         Company,    Inc.,     the
  Milwaukee, WI 53202                      Adviser   to  the   Fund,
                                           since January 1985.   She
                                           is  a Certified Financial
                                           Planner.

* Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act.

     Mr. David O. Nicholas is the Portfolio Manager of the
     Fund and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Mr. Albert O. Nicholas is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Messrs. Bock and Seaman serve as directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Schultz is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.

     The Investment Advisory Agreement between the Fund and
Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas II, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received from the Fund by all directors of the Fund during the fiscal year ended September 30, 1998. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.


                                   Pension or     Estimated  Total Compensation
                      Aggregate    Retirement      Annual    From Fund and Fund
  Name and          Compensation    Benefits      Benefits     Complex Paid to
  Position            From the     Accrued As       Upon        Directors(1)
                       Fund      Part of Fund   Retirement
                                   Expenses
 ---------        -------------  ------------   ----------  -------------------
Albert O. Nicholas(2) $     0          $ 0           $ 0        $       0
Melvin L. Schultz(2)  $ 4,500          $ 0           $ 0        $  19,300
Richard Seaman(2)     $ 4,500          $ 0           $ 0        $  10,700
Robert H. Bock(2)     $ 4,500          $ 0           $ 0        $  10,700

         (1) During the fiscal year ended September 30, 1998, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended September 30, 1998, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended ($750 commencing January 1, 1998) and an annual retainer of $2,000 per year. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended September 30, 1998. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

         (2) Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Seaman also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas Equity Income Fund, Inc.

                  PRINCIPAL SHAREHOLDERS

     No persons are known to the Fund to own beneficially or of record 5% or more of the full shares of Common Stock of the Fund as of September 30, 1998. All directors and executive officers of the Fund as a group (13 in number) beneficially own approximately 3.0% of the full shares of Common Stock of the Fund as of September 30, 1998.



              PRICING OF FUND SHARES

     When shares of the Fund are purchased, the purchase price per share is the NET ASSET VALUE per share of the Fund. The NET ASSET VALUE of a share is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Other securities will be valued at the current bid price. Any securities for which there are no readily available market quotations will be valued at fair value, as determined in good faith by the Board of Directors. Brokerage commissions will be excluded in calculating values. All assets other than securities will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

                    PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS.  The minimum initial purchase is $500
     -------------------
and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     APPLICATION INFORMATION.  Applications for the purchase of
     -----------------------
shares are made to Nicholas II, Inc., c/o Firstar Mutual Funds Services, LLC, P.0. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

     When shares of the Fund are purchased, the purchase price per share will be the net asset value per share next determined after the time the Fund receives and accepts the application to purchase Fund shares The determination of the net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

    * Applications to purchase Fund shares received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day.

    * Applications to purchase Fund shares received after the close of trading on the NYSE will be based on the net asset value as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Mutual Funds Services, LLC's ("Firstar") Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. DO NOT MAIL LETTERS BY OVERNIGHT COURIER TO THE POST OFFICE BOX ADDRESS. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202-5207.

     All applications to purchase Fund shares are subject to acceptance or rejection by the Fund and are not binding until accepted. Applications must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.



WIRE PAYMENTS.  If a wire purchase is to be an initial purchase,
-------------
please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:          Firstar Bank Milwaukee, N.A.
                       ABA 075000022

     Credit:           Firstar Mutual Funds Services, LLC
                       Account 112-952-137

     Further Credit:   Nicholas II, Inc.
                       (shareholder account number)
                       (shareholder registration)

     Please call Firstar at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES.  Certificates representing Fund shares
     ------------
purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund.
Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares.
Where certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO
     -----------------------------------------------------------
PURCHASE FUND SHARES.  Shares of of the Fund may be purchased
--------------------
through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

     The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be purchase. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.



                   REDEMPTION OF FUND SHARES

REDEMPTION PRICE.  A shareholder may redeem Fund shares in whole
----------------
or in part by any of the methods described below. All redemptions will be processed immediately upon receipt. The redemption price will be the Fund's net asset value next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form and described below, or pursuant to proper telephone instructions as described below.

   * Requests for redemption of Fund shares received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day.

   * Requests for redemption of Fund shares received after the close of trading on the NYSE will be based on the net asset value as determined as of the closing of trading on the next day the NYSE is open.

     The redemption price will depend on the market value of the investments in the Fund's portfolio at the time the net asset value is calculated in processing the redemption and may be more
or less than the cost of shares redeemed.   Written confirmations
are issued for all redemptions of Fund shares.

      REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE
TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED WILL BE RETURNED AND
WILL NOT BE PROCESSED.

     WRITTEN REDEMPTIONS.  If you redeem in writing, you must
     -------------------
ensure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the amount of redemption and the shareholder account number.

    * When shares are represented by certificates, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

    * If certificates have not been issued, you may redeem by delivering an original signed written request for redemption addressed to Nicholas II, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. Facsimile transmission of redemption requests is NOT acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     IF THERE IS DOUBT AS TO WHAT DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES IN WRITING, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR TO SUBMITTING A WRITTEN REDEMPTION REQUEST. A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM BY FIRSTAR.


     Shareholders who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

A shareholder should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     TELEPHONE REDEMPTIONS.  Telephone redemption is
     ---------------------
automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's net asset value. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.



     EFFECT OF REDEMPTION.  For federal income tax purposes, a
     --------------------
redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing capital gain or loss equal to the difference between the redemption price and the shareholder's cost for the shares being redeemed.

     The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     The shareholder may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of up to $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     SIGNATURE GUARANTEES.  A signature guarantee of each owner
     --------------------
is required to redeem shares in the following situations, for all
                                                              ---
size transactions:
----
     *    if you change the ownership on your account;

     * upon redemption of shares when certificates have been issued for your account;

     * when you want the redemption proceeds sent to a different address than is registered on the account;

    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s);

    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; and (vi) if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request.

     In addition, signature guarantees will be required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

     THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY
     ----------------------------------------------------------
TO REDEEM FUND SHARES.  As with the purchase of Fund shares,
---------------------
shares of the Fund may be sold through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through is or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

              EXCHANGE BETWEEN FUNDS

     Shares of the Fund may be exchanged for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:


                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           SEPT. 30, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                          a secondary consideration         $4,953,318,383

Nicholas Limited       Long-term growth; Income as a
Edition, Inc.(1)           secondary consideration          $  313,538,915

Nicholas Equity        Reasonable income with moderate
Income Fund, Inc       long-term growth as a secondary
                       Consideration                        $   25,280,201

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value        $  248,338,012

Nicholas Money     High level of current income as
Market Fund, Inc.  as is consistent with preserving
                   capital and liquidity                    $  167,303,067
____________

(1)Shareholders are reminded, however, that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the funds involving master retirement (Keogh) plan and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders; however, procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.

     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail.  An exchange of shares of the Fund for
     ----------------
     shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

     Exchange by Telephone.  Shareholders may exchange by
     ---------------------
     telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed. Exchanges between the Fund and Nicholas Equity Income Fund, Inc. are limited to $25,000 per day and $100,000 per day for related accounts.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                 TRANSFER OF FUND SHARES

     Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.



              DIVIDENDS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers).

     Distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gain distributed by the Fund will retain the character that it had at the Fund level. The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months. Subsequent legislation has reduced the 18 month holding period to 12 months for all sales on or after January 1, 1998. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     At the time of purchase of shares, the Fund may have undistributed income or capital gains included in the computation of the net asset value per share,. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

     Under federal law, some shareholders may be subject to a 31% back-up withholding on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to back-up withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. An investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he is not subject to back-up withholding when establishing an account.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax advisor concerning the application of federal, state and local taxes to an investment in the Fund.

              DIVIDEND REINVESTMENT PLAN

     Unless a shareholder elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. A shareholder may elect to accept cash on an application to purchase shares, by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving notice written or telephonic to the Transfer Agent. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.

                SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own Fund shares worth $10,000 or more at the current market value may open a Systematic Withdrawal Plan and receive monthly, quarterly, semi-annual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact the Nicholas Company for copies of the Plan documents.

             INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers a prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    The Taxpayer Relief Act of 1997 has created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

    The Taxpayer Relief Act of 1997 also has created the new education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.

                  MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan (formerly called a "Keogh" Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the Plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.

                           BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy.

    Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto.

    Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. The Adviser may cause the Fund to pay a broker, which provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

    In instances where it is determined by the Adviser that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. However, commissions paid are generally lower than those paid prior to the elimination of fixed minimum rates in 1975 and are no higher than rates which could be obtained from other brokers or dealers who would also furnish comparable supplemental research and statistical services. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Advisor's other client accounts, which are also utilized by the Adviser in managing the Fund's portfolio. The aggregate amount of brokerage commissions paid by the Fund for its fiscal year ended September 30, 1998 was $352,279. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 1997 and September 30, 1996 totaled $522,280 and $415,710, respectively. The Fund's portfolio turnover rates were 20.47%, 30.21% and 24.47%, respectively, for the fiscal years ended September 30, 1998, September 30, 1997, and September 30, 1996.

    The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

    The Adviser, which is the investment adviser to the Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., as well as to the Fund, may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one of the funds at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the Adviser's policy not to favor one fund over another in making recommendations or in placing orders. If two or more of the Adviser's clients are purchasing a given security on the same day from the same broker or dealer, the Adviser may average the price of the transactions and allocate the average among the clients participating in the transactions. It is the Advisor's policy to allocate the commission charged by such broker or dealer to each fund in direct proportion to the number of shares bought or sold by the particular fund involved.

    Furthermore, the Adviser has adopted procedures that provide generally for the Adviser to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Adviser, and other advisory clients. The Adviser will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the bunched order on the same business day.

    The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

    Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

                      PERFORMANCE DATA

    The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders.
The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. These values are computed according to the following formulas:

    The "total return" and "average annual total return" are computed according to the following formulas:

                                n
                         P(1+T)  = ERV
                              or
                     Total Return = ERV - 1
                                    ---
                                    P
                                        n
              Average Annual Total Return = the nth root of  ERV  - 1
                                                            -----
                                                             P

    where:
    P = a hypothetical initial payment of $1,000.
    T = average annual total return.
    n = number of years from initial investment to the end of theperiod. ERV = ending redeemable value of a hypothetical
        $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

			   ONE   YEAR   ENDED          FIVE   YEARS   ENDED     TEN YEARS ENDED
                           SEPTEMBER   30,   1998      SEPTEMBER   30,   1998   SEPTEMBER 30, 1998
			   ----------------------      ----------------------   ------------------
Total Return...........    1.66%                       107.91%                   251.52%

Average Annual Total
Return.................    1.66%                        15.76%                     13.51%



     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the net asset value calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's 500r Index Composite Stock Price, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar , Inc., CDA Investment Technologies Inc. and Value Line, Inc..

                   CAPITAL STRUCTURE

     The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $0.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

                 STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                     ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than l0% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                   SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends September 30, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                YEAR 2000 ISSUES

     The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

     The Fund has focused on the "Year 2000" computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

         CUSTODIAN AND TRANSFER AGENT

     Firstar Mutual Funds Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, acts as Custodian of the Fund. As such, Firstar holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar also acts as the Fund's Transfer Agent and Dividend Disbursing Agent.

        INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee,
Wisconsin 53202, are the independent accountants for the Fund.
Michael Best & Friedrich LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.

                FINANCIAL INFORMATION

     The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended September 30, 1998, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a copy of the Annual Report without charge by writing or calling the Fund.










                       Nicholas II, Inc.




                           Form N-1A





                   PART C.  OTHER INFORMATION


Item 23. All exhibits required to be filed with this Form N-lA pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety herein or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE
          -------------------------------------------------------
          FUND
          ----
           The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


Item 25.  INDEMNIFICATION
          ---------------
          Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

           The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 26.  BUSINESS   AND  OTHER  CONNECTIONS  OF  THE  INVESTMENT
          -------------------------------------------------------
          ADVISER
          -------
           Incorporated by reference to pages __-__ of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 27.  PRINCIPAL UNDERWRITERS
          ----------------------
          None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------
           All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of Registrant, 700 North Water Street, Milwaukee, Wisconsin, and at the offices of Registrant's custodian and transfer agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29.  MANAGEMENT SERVICES
          -------------------
          None.

Item 30.  UNDERTAKINGS
          ------------
          The Registrant's By-Laws provide that it will indemnify the Officers and Directors of Registrant for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities and Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

                        EXHIBIT INDEX

                                                                   Sequential
Exhibit No.            Description                                  Page No.
-----------            -----------                                 ----------
  (a)     Articles of Incorporation of Registrant (as amended)          *

  (b)     By-Laws of Registrant                                         *

  (c)     Specimen certificate evidencing common stock, $.01
          par value per share, of Registrant                            *

  (d)     Investment Advisory  Agreement  between Registrant
          and Nicholas Company, Inc                                     *

  (g)     Custodian Agreement between Registrant  and  First
          Wisconsin Trust Company                                       *

  (i)     Opinion of Michael Best &  Friedrich LLP,  counsel
          to  the  Registrant,  concerning  the  legality of
          Registrant's common stock,  including  consent  to
          the use thereof.                                             **

  (j)     Consent of Arthur Andersen LLP, independent public
          accountants.                                                 **

  (n)     Financial Data Schedule                                      **

  (*)     Powers of Attorney                                            *


*    Incorporated  by  reference  to previous  filings  with  the
     Securities and Exchange Commission.
**   To be filed by amendment

                           SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas II, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th____ day of January, 1999.


                                         NICHOLAS II, INC.


					By:  /s/ Thomas J. Saeger
					-------------------------
					Thomas J. Saeger, Executive
					Vice President, Secretary and
					Principal Financial
					and Accounting Officer



      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity indicated on the 28th___ day of January, 1999.


Albert  O.  Nicholas*
---------------------                     President  (Chief Executive
Albert O. Nicholas                        Officer), and Director


Thomas   J.  Saeger*
--------------------                      Executive   Vice President,
Thomas   J.   Saeger                      Secretary, Chief   Financial
					  Officer, and Chief Accounting
					  Officer

Robert H. Bock*
---------------                           Director
Robert H. Bock


Melvin L. Schultz*
------------------                        Director
Melvin L. Schultz


Richard Seaman*
---------------                           Director
Richard Seaman





	   * By:    /s/ Thomas J. Saeger
	   ----------------------------------
			Thomas J. Saeger, as
	    Attorney-in-Fact for the above officers
	       and directors, under authority of
	      Powers of Attorney previously filed




                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich LLP
     (to be filed by amendment and included as Exhibit (i)


2.   Consent of Arthur Andersen LLP
     (to be filed by amendment and included as Exhibit (j)